UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23051

Nuveen High Income 2020 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JHY
Nuveen High Income 2020 Target Term Fund

JHD
Nuveen High Income December 2019 Target Term Fund

JHA
Nuveen High Income December 2018 Target Term Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income December 2018 Target Term Fund (JHA)

Nuveen High Income 2020 Target Term Fund (JHY), Nuveen High Income December 2019 Target Term Fund (JHD) and Nuveen High Income December 2018 Target Term Fund (JHA) are newly organized closed-end funds that are advised by Nuveen Fund Advisors, LLC (NFAL) and feature portfolio management by Nuveen Asset Management, LLC (NAM), both affiliates of Nuveen Investments, Inc. The Funds’ portfolio managers are John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA.

Here they discuss their management strategy and the performance of the Funds for the six-month reporting period through June 30, 2016 for JHY and JHA and for the abbreviated reporting period since the Fund’s inception on May 10, 2016 through June 30, 2016 for JHD.

Nuveen High Income 2020 Target Term Fund (JHY)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2020. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% of its managed assets will be in securities rated CCC+/Caa1 or lower at the time of investment and up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2020, the Fund intends to utilize various

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2021. The Fund also uses leverage.

How did the Fund perform during the six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month and since inception periods ended June 30, 2016. For the six-month reporting period ended June 30, 2016, the Fund outperformed the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

In the first five weeks of 2016, the environment for the high yield market was similar to the past five quarters, which is to say reflective of weak trading patterns, wider spreads and lower prices, especially among the energy and commodity sectors. Investors began 2016 increasingly concerned that global pressures were finally dragging the U.S. economy into recession. On top of that, oil prices slid another 25% while high yield spreads widened further, reaffirming oil as a key driver of risk sentiment in high yield. However, by early February 2016, oil prices started to rebound and stability in certain economic data gave investors’ confidence that the growth scare that had gripped the market had passed. These factors, plus a delay in Fed rate hikes, were responsible for a reopening of capital markets and helped along the sharp recovery in the more stressed portions of the credit markets, particularly the energy and basic materials sectors. As the reporting period progressed, the high yield market continued its upward momentum as fears of a hard landing in China faded, oil markets found longer term support and high-yield fundamentals were firm, with both earnings growth and net leverage showing positive trends.

Credit performance within the Fund performed generally in line with the overall market, weakening during the first five weeks of 2016 but then rebounding strongly throughout the remainder of the period. The sell-off within the high yield market during the latter part of 2015 and into the early part of the 2016 was historic in its severity as high yield spreads widened to more than 1000 basis points (Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index) in February 2016, fully 400 basis points wider than where they had been six months earlier. The widening of credit spreads caused the Fund’s NAV to fall well below its offering price; however, by the end of the reporting period, the Fund had recouped essentially all of the earlier mark-to-market losses. Early in the reporting period, as the price of oil continued on its sharp downward path, we eliminated some energy credits at a loss, erring on the side of caution to prevent even further losses. We also decided to accept modest losses from our holdings of Valeant Pharmaceuticals International after the company encountered various corporate governance issues. In other instances, however, we were able to take advantage of the market downturn, adding bonds at attractive yields and/or steep discounts to par. We were also able to monetize some holdings at a gain, helping to offset some of the realized and mark-to-market losses.

Despite the shaky start in 2016, market averages went on to post solid gains during the six-month reporting period. For example, the Fund’s benchmark, the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index, gained 8.21% year-to-date through June 30, 2016. The strong six-month returns were driven by two key market developments, the first of which was the outsized gains witnessed among the metals/mining and energy sectors. The second was the strong performance of “fallen angels” (i.e. former investment grade issuers downgraded to junk status), even though they represent only 5% of the index. This year’s fallen angels in the energy space have been strong outperformers, as the downgraded issues experienced extreme sell-offs as they exited the investment grade universe and then subsequently recovered.

In terms of the performance of JHY, its portfolio is invested in a diversified portfolio of high yield issues within the quality and maturity constraints spelled out above and in the prospectus. We actively manage the Fund, which means we have the ability to sell issues that no longer fit a minimum threshold for creditworthiness or simply to rotate to issues that we believe offer greater safety or better value. The Fund’s focus on shorter-dated maturities, coupled with limitations to both CCC rated securities and the troubled energy and mining sectors, helped to buffer the portfolio during

6	NUVEEN

the bouts of high yield market volatility late last year and early this year. Despite that, however, the severe weakness among energy and basic material credits led us to accept modest realized losses earlier in the reporting period. The strong rebound in credit performance throughout the latter portion of the reporting period, however, helped the Fund to outperform the index and for its NAV to end the reporting period higher than where it started.

The overall market continued to experience little default activity outside of the commodity space. However, when including commodities and looking across the entire market, the year-to-date default rate has surpassed 2015’s default volume of $38 billion. Notably, 85% of default activity has come within the energy and metals/mining industries, and has caused Moody’s speculative-grade default rate to recently tick up to 4.5%, surpassing its long-term average of 4.2% for the first time since August 2010. For the remainder of 2016, we expect the overall default rate to tick gradually higher to around 5%, led by continuing defaults within the energy space. However, we believe the recent easing of credit market conditions and revival of new issuance will help lead the default rate lower in 2017.

Nuveen High Income December 2019 Target Term Fund (JHD)

What key strategies were used to manage the Fund during this abbreviated reporting period since the Fund’s inception on May 10, 2016 through June 30, 2016?

The Fund launched on May 10, 2016 with an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2019. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% of its managed assets will be in securities rated CCC+/Caa1 or lower at the time of investment and up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2019, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2020. The Fund also uses leverage.

How did the Fund perform during the abbreviated reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the since inception period ended June 30, 2016. For the abbreviated reporting period ended June 30, 2016, the Fund underperformed the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV. As noted, however, this reporting period was quite short and the management team was in the process of investing the Fund’s assets. Therefore, the comparison to the Fund’s benchmark is less meaningful.

During the abbreviated performance period, the high yield market continued its upward momentum as fears of a hard landing in China faded, oil markets found longer term support and high yield fundamentals were firm, with both earnings growth and net leverage showing positive trends. Since the Fund’s inception on May 10, 2016, we have worked to invest the proceeds from the initial public offering in a diversified portfolio of high yield issues within the quality and maturity constraints spelled out above and in the prospectus. We actively manage the Fund, which means we have the

NUVEEN	7

Portfolio Managers’ Comments (continued)

ability to sell issues that no longer fit a minimum threshold for creditworthiness or simply to rotate to issues that we believe offer greater safety or better value. The Fund’s focus on shorter-dated maturities, coupled with limitations to both CCC rated securities and the troubled energy and mining sectors, should help to buffer portfolio volatility during periods of a weakening economy or other macro-related risks, which may result in a widening of credit spreads within the overall high yield market.

The initial invest-up of JHD’s portfolio occurred during a period of strong recovery for the high yield market, however by the end of the reporting period, we had finished investing the Fund’s initial proceeds in a portfolio of securities that we believe are consistent with the objectives that we set out to achieve. The Fund’s top sector concentrations were in communications, consumer cyclical, consumer non-cyclical and capital goods.

Nuveen High Income December 2018 Target Term Fund (JHA)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund has an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2018. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% of its managed assets will be in securities rated CCC+/Caa1 or lower at the time of investment and up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2018, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2019. The Fund also uses leverage.

How did the Fund perform during the six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month and since inception periods ended June 30, 2016. For the six-month reporting period ended June 30, 2016, the Fund underperformed the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

In the first five weeks of 2016, the environment for the high yield market was similar to the past five quarters, which is to say reflective of weak trading patterns, wider spreads and lower prices, especially among the energy and commodity sectors. Investors began 2016 increasingly concerned that global pressures were finally dragging the U.S. economy into recession. On top of that, oil prices slid another 25% while high yield spreads widened further, reaffirming oil as a key driver of risk sentiment in high yield. However, by early February 2016, oil prices started to rebound and stability in certain economic data gave investors’ confidence that the growth scare that had gripped the market had passed. These factors, plus a delay in Fed rate hikes, were responsible for a reopening of capital markets and helped along the sharp recovery in the more stressed portions of the credit markets, particularly the energy and basic materials sectors. As the

8	NUVEEN

reporting period progressed, the high yield market continued its upward momentum as fears of a hard landing in China faded, oil markets found longer term support and high yield fundamentals were firm, with both earnings growth and net leverage showing positive trends.

Credit performance within the Fund performed generally in line with the overall market, weakening during the first five weeks of 2016 but then rebounding strongly throughout the remainder of the reporting period. The sell-off within the high yield market during the latter part of 2015 and into the early part of the 2016 was historic in its severity as high yield spreads widened to more than 1000 basis points (Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index) in February 2016, fully 400 basis points wider than where they had been six months earlier. The widening of credit spreads caused the Fund’s NAV to fall well below its offering price, however, by the end of the reporting period, the Fund had recouped essentially all of the earlier mark-to-market losses. Early in the reporting period, as the price of oil continued on its sharp downward path, we eliminated some energy exposure at a loss, erring on the side of caution to prevent even further losses. We also decided to accept modest losses in the holdings of an underperforming satellite company. In other instances, however, we were able to take advantage of the market downturn, adding bonds at attractive yields and/or steep discounts to par. We were also able to monetize some holdings at a gain, helping to offset some of the realized and mark-to-market losses.

Despite the shaky start in 2016, market averages went on to post solid gains during the six-month reporting period. The Fund’s benchmark, the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index, gained 8.21% year-to-date through June 30, 2016. The strong six-month returns were driven by two key market developments, the first of which was the outsized gains witnessed among the metals/mining and energy sectors. The second was the strong performance of “fallen angels” (i.e. former investment grade issuers downgraded to junk status), even though they represent only 5% of the index. This year’s fallen angels in the energy space have been strong outperformers, as the downgraded issues experienced extreme sell-offs as they exited the investment grade universe and then subsequently recovered once gravitating to high yield.

In terms of the performance of JHA, its portfolio is invested in a diversified portfolio of high yield issues within the quality and maturity constraints spelled out above and in the prospectus. We actively manage the Fund, which means we have the ability to sell issues that no longer fit a minimum threshold for creditworthiness or simply to rotate to issues that we believe offer greater safety or better value. The Fund’s focus on shorter-dated maturities, coupled with limitations to both CCC rated securities and the troubled energy and mining sectors, helped to buffer the portfolio during the bouts of high yield market volatility in late 2015 and early in the reporting period. The Fund lagged the performance of the benchmark for the reporting period, owing to the same facts as noted above, that being less exposure to the higher volatility sectors that rallied back strongly as the year progressed. More importantly, however, the strong rebound in credit performance throughout the latter portion of the performance period helped the Fund’s NAV to end the period higher than where it started, and near the original fund offering price.

The overall market continued to see very little default activity outside of the commodity space. However, when including commodities and looking across the entire market, the year-to-date default rate has surpassed 2015’s default volume of $38 billion. Notably, 85% of default activity has come within the energy and metals/mining industries, and has caused Moody’s speculative grade default rate to recently tick up to 4.5%, surpassing its long-term average of 4.2% for the first time since August 2010. For the remainder of 2016, we expect the overall default rate to tick gradually higher to around 5%, led by continuing defaults within the energy space. However, we believe the recent easing of credit market conditions and revival of new issuance will help lead the default rate lower in 2017.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance in JHY and JHA and a negligible impact on JHD during this reporting period.

As of June 30, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	JHY	JHD	JHA
Effective Leverage*	25.71%	19.62%	23.94%
Regulatory Leverage*	25.71%	19.62%	23.94%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding		Draws	Paydowns	August 25, 2016
JHY	$44,000,000	$—	$—	$44,000,000	$44,000,000		$—	$—	$44,000,000
JHD	$—	$65,000,000	$—	$65,000,000	$56,176,471	*	$25,000,000	$—	$90,000,000
JHA	$25,000,000	$67,000,000	$—	$92,000,000	$82,373,626		$—	$—	$92,000,000
*	For the period June 14, 2016 (initial draw on borrowings) through June 30, 2016.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

10	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of June 30, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the following Funds’ distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	JHY	JHA
January 2016	$0.0570	$0.0505
February	0.0570	0.0505
March	0.0570	0.0505
April	0.0570	0.0505
May	0.0570	0.0505
June 2016	0.0570	0.0505
Total Distributions from Net Investment Income	$0.3420	$0.3030

Current Distribution Rate*	6.33%	5.84%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

During July 2016 (subsequent to the close of this reporting period), JHD declared its initial distribution of $0.0505 per share to shareholders, payable in August 2016.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, all the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by JHY and JHA during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	11

Share Information (continued)

EQUITY SHELF PROGRAM

Subsequent to the close of this reporting period, JHY filed a registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program. Under this program JHY, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees authorized JHY to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 1,240,000 shares) in open-market transactions at the Adviser’s discretion.

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund did not repurchase any of its outstanding shares. As of June 30, 2016, JHD and JHA have not been authorized to participate in the Nuveen’s closed-end fund complex-wide share repurchase program.

During August 2016 (subsequent to the close of this reporting period) the Funds’ Board of Trustees reauthorized JHY and authorized both JHD and JHA to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares as shown in the accompanying table.

	JHY	JHD	JHA
Shares authorized for repurchase	1,370,000	2,705,000	2,930,000

OTHER SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Funds’ share prices were trading at premium/(discount) to their share NAVs as shown in the accompanying table.

	JHY	JHD		JHA
NAV	$9.29	$9.84		$9.97
Share price	$10.81	$10.33		$10.37
Premium/(Discount) to NAV	16.36%	4.98%		4.01%
6-month average premium/(discount) to NAV	15.42%	2.80	%*	4.14%

*	For the period May 10, 2016 (commencement of operations) through June 30, 2016.

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen High Income 2020 Target Term Fund (JHY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHY.

Nuveen High Income December 2019 Target Term Fund (JHD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHD.

Nuveen High Income December 2018 Target Term Fund (JHA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at nuveen.com/JHA.

NUVEEN	13

JHY

Nuveen High Income 2020 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of June 30, 2016

	Cumulative
	6-Month	Since Inception
JHY at NAV	10.57%	1.07%
JHY at Share Price	12.47%	15.23%
Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	8.21%	1.97%

Since inception returns are from 7/28/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	129.1%
Convertible Bonds	1.5%
Emerging Market Debt and Foreign Corporate Bonds	1.3%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	1.9%
Net Assets Plus Borrowings	134.6%
Borrowings	(34.6)%
Net Assets	100%

Country Allocation1

(% of total investments)

United States	73.6%
Canada	6.8%
Luxembourg	4.4%
United Kingdom	3.0%
Brazil	2.6%
Japan	1.6%
Other	8.0%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	10.7%
Metals & Mining	6.2%
Wireless Telecommunication Services	5.8%
Chemicals	5.2%
Media	5.1%
Diversified Financial Services	4.8%
Household Durables	4.8%
Diversified Telecommunication Services	3.5%
Independent Power & Renewable Electricity Producers	3.5%
Hotels, Restaurants & Leisure	3.4%
Health Care Providers & Services	3.3%
Consumer Finance	3.0%
Machinery	3.0%
Real Estate Investment Trust	2.8%
Commercial Services & Supplies	2.3%
Containers & Packaging	2.2%
Specialty Retail	2.2%
Food Products	1.8%
Auto Components	1.8%
Real Estate Management & Development	1.5%
Aerospace & Defense	1.4%
Road & Rail	1.4%
Other	18.8%
Emerging Market Debt and Foreign Corporate Bonds	0.9%
Repurchase Agreements	0.6%
Total	100%

Credit Quality

(% of total long-term investments)

BBB	4.8%
BB or Lower	94.0%
N/R (not rated)	1.2%
Total	100%

Top Five Issuers

(% of total investments)

iStar Inc.	1.8%
Sprint Communications Inc.	1.8%
CenturyLink Inc.	1.8%
Community Health Systems, Inc.	1.7%
Radian Group Inc.	1.7%

1	Includes 15.4% (as a percentage of net assets) in emerging market countries.

NUVEEN	15

JHD

Nuveen High Income December 2019 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of June 30, 2016

Since Inception
JHD at NAV	(0.20)%
JHD at Share Price	3.30%
Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	2.61%

Since inception returns are from 5/10/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	119.6%
Convertible Bonds	1.7%
Emerging Market Debt and Foreign Corporate Bonds	1.2%
Other Assets Less Liabilities	1.9%
Net Assets Plus Borrowings	124.4%
Borrowings	(24.4)%
Net Assets	100%

Country Allocation1

(% of total investments)

United States	71.2%
Canada	7.3%
United Kingdom	3.9%
Luxembourg	3.7%
Netherlands	3.6%
Brazil	3.0%
Other	7.3%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.8%
Commercial Services & Supplies	5.9%
Wireless Telecommunication Services	5.2%
Independent Power & Renewable Electricity Producers	4.8%
Health Care Providers & Services	4.7%
Metals & Mining	4.1%
Diversified Telecommunication Services	4.0%
Household Durables	3.5%
Media	3.4%
Real Estate Investment Trust	3.2%
Airlines	2.9%
Food Products	2.7%
Machinery	2.6%
Banks	2.6%
Containers & Packaging	2.5%
Diversified Financial Services	2.5%
Technology Hardware, Storage & Peripherals	2.3%
Chemicals	2.2%
Consumer Finance	2.2%
Hotels, Restaurants & Leisure	2.2%
Health Care Equipment & Supplies	1.9%
Internet Software & Services	1.9%
Automobiles	1.9%
Specialty Retail	1.8%
Other	19.2%
Emerging Market Debt and Foreign Corporate Bonds	1.0%
Total	100%

Credit Quality

(% of total long-term investments)

A	0.1%
BBB	10.8%
BB or Lower	87.6%
N/R (not rated)	1.5%
Total	100%

Top Five Issuers

(% of total investments)

Tenet Healthcare Corporation	2.4%
HRG Group Inc.	1.9%
APX Group, Inc.	1.9%
CenturyLink Inc.	1.8%
Kindred Healthcare Inc.	1.8%

1	Includes 12.1% (as a percentage of net assets) in emerging market countries.

NUVEEN	17

JHA

Nuveen High Income December 2018 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of June 30, 2016

	Cumulative
	6-Month	Since Inception
JHA at NAV	6.79%	4.30%
JHA at Share Price	6.09%	6.94%
Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	8.21%	4.22%

Since inception returns are from 11/12/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	125.7%
Convertible Bonds	2.3%
Emerging Market Debt and Foreign Corporate Bonds	1.1%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	2.1%
Net Assets Plus Borrowings	131.5%
Borrowings	(31.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	9.4%
Metals & Mining	7.8%
Household Durables	5.2%
Health Care Providers & Services	5.0%
Commercial Services & Supplies	3.8%
Media	3.7%
Consumer Finance	3.4%
Real Estate Investment Trust	3.4%
Independent Power & Renewable Electricity Producers	3.4%
Diversified Telecommunication Services	3.3%
Road & Rail	2.9%
Technology Hardware, Storage & Peripherals	2.9%
Food Products	2.7%
Automobiles	2.7%
Health Care Equipment & Supplies	2.6%
Machinery	2.5%
Specialty Retail	2.3%
Electronic Equipment, Instruments & Components	2.1%
Chemicals	2.0%
Banks	1.9%
Hotels, Restaurants & Leisure	1.5%
Thrifts & Mortgage Finance	1.5%
Airlines	1.4%
Containers & Packaging	1.4%
IT Services	1.4%
Other	18.8%
Emerging Market Debt and Foreign Corporate Bonds	0.8%
Repurchase Agreements	0.2%
Total	100%

Credit Quality

(% of total long-term investments)

BBB	19.7%
BB or Lower	77.7%
N/R (not rated)	2.6%
Total	100%

Top Five Issuers

(% of total investments)

Tenet Healthcare Corporation	2.6%
AerCap Holdings NV	2.5%
CIT Group Inc.	2.5%
Hertz Global Holdings Inc.	2.4%
Frontier Communications Corporation	2.4%

NUVEEN	19

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JHY; at this meeting the shareholders were asked to elect Board Members.

JHY
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	11,210,805
Withhold	156,979
Total	11,367,784
Judith M. Stockdale
For	11,207,891
Withhold	159,893
Total	11,367,784
Carole E. Stone
For	11,203,244
Withhold	164,540
Total	11,367,784
Margaret L. Wolff
For	11,201,931
Withhold	165,853
Total	11,367,784

20	NUVEEN

JHY

Nuveen High Income 2020 Target Term Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 131.9% (99.4% of Total Investments)

	CORPORATE BONDS – 129.1% (97.3% of Total Investments)

	Aerospace & Defense – 1.9%

$200	Bombardier Inc., 144A	7.500%	3/15/18	B	$205,500
710	Bombardier Inc., 144A	4.750%	4/15/19	B	678,050
1,000	DigitalGlobe Inc., 144A	5.250%	2/01/21	BB	930,000
650	Triumph Group Inc.	4.875%	4/01/21	Ba3	611,000
2,560	Total Aerospace & Defense				2,424,550

	Airlines – 1.4%

1,172	Air Canada, 144A	7.750%	4/15/21	B+	1,215,950
1,140	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	515,850
2,312	Total Airlines				1,731,800

	Auto Components – 2.4%

1,500	Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	BB–	1,518,750
1,500	American & Axle Manufacturing Inc.	6.250%	3/15/21	BB–	1,556,250
3,000	Total Auto Components				3,075,000

	Banks – 0.6%

800	Popular Inc.	7.000%	7/01/19	BB–	784,000

	Building Products – 1.2%

1,500	Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	1,496,250

	Capital Markets – 0.7%

1,000	KCG Holdings Inc., 144A	6.875%	3/15/20	BB–	902,500

	Chemicals – 6.9%

1,500	Eagle Spinco Inc.	4.625%	2/15/21	BB–	1,535,625
1,000	Hexion Inc.	10.000%	4/15/20	B3	935,000
1,535	Huntsman International LLC	4.875%	11/15/20	B1	1,542,675
920	Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	920,000
1,800	Koppers Inc.	7.875%	12/01/19	Ba3	1,836,000
1,000	Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	1,007,500
1,300	Tronox Finance LLC	6.375%	8/15/20	B	965,250
9,055	Total Chemicals				8,742,050

	Commercial Services & Supplies – 3.1%

1,500	APX Group, Inc.	6.375%	12/01/19	B1	1,485,000
483	Casella Waste Systems Inc.	7.750%	2/15/19	B	492,962
1,430	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,437,150
500	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	532,500
3,913	Total Commercial Services & Supplies				3,947,612

	Construction & Engineering – 1.0%

1,290	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	1,251,300

	Construction Materials – 1.1%

1,320	Cemex SAB de CV, 144A	5.875%	3/25/19	BB–	1,359,600

	Consumer Finance – 4.0%

1,000	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	954,750
920	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	883,200
1,500	Navient Corporation	5.000%	10/26/20	BB	1,406,250

NUVEEN	21

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$500	OneMain Financial Holdings, Inc., 144A	6.750%	12/15/19	B	$487,500
1,500	Springleaf Finance Corporation	5.250%	12/15/19	B	1,396,875
5,420	Total Consumer Finance				5,128,575

	Containers & Packaging – 2.9%

1,350	Ardagh Packaging Finance / MP HD USA, 144A	6.750%	1/31/21	B3	1,363,500
1,070	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,039,238
890	PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	818,800
500	Reynolds Group	8.250%	2/15/21	CCC+	523,060
3,810	Total Containers & Packaging				3,744,598

	Diversified Consumer Services – 0.2%

555	Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	308,025

	Diversified Financial Services – 6.4%

1,350	Fly Leasing Limited	6.750%	12/15/20	BB	1,356,750
500	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	453,750
1,000	Jefferies Finance LLC Corporation, 144A	7.500%	4/15/21	B1	897,500
1,500	Lincoln Finance LTD, 144A	7.375%	4/15/21	BB+	1,552,500
1,050	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	984,375
2,000	NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,860,000
1,000	PHH Corporation	7.375%	9/01/19	Ba3	987,500
8,400	Total Diversified Financial Services				8,092,375

	Diversified Telecommunication Services – 4.7%

800	CenturyLink Inc.	6.150%	9/15/19	BB+	851,000
1,330	CenturyLink Inc.	5.625%	4/01/20	BB+	1,376,550
1,000	Frontier Communications Corporation	8.500%	4/15/20	BB	1,061,250
1,000	Frontier Communications Corporation	8.875%	9/15/20	BB	1,067,500
1,100	IntelSat Jackson Holdings	7.250%	10/15/20	CCC	783,750
810	Windstream Corporation	7.750%	10/15/20	BB–	793,800
6,040	Total Diversified Telecommunication Services				5,933,850

	Electric Utilities – 1.0%

1,420	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	1,249,600

	Energy Equipment & Services – 0.7%

1,000	Precision Drilling Corporation	6.625%	11/15/20	BB	915,000

	Food & Staples Retailing – 0.9%

1,260	Bi-Lo LLC Finance Corporation, 144A	9.250%	2/15/19	B	1,096,200

	Food Products – 2.4%

1,500	JBS Investments GmbH, 144A	7.750%	10/28/20	BB+	1,582,500
1,490	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	B+	1,494,470
2,990	Total Food Products				3,076,970

	Gas Utilities – 1.3%

1,750	Ferrellgas LP	6.500%	5/01/21	B+	1,605,625

	Health Care Equipment & Supplies – 1.2%

1,500	Tenet Healthcare Corporation	4.500%	4/01/21	BB	1,507,500

	Health Care Providers & Services – 4.4%

900	Community Health Systems, Inc.	8.000%	11/15/19	B+	878,625
1,400	Community Health Systems, Inc.	7.125%	7/15/20	B+	1,297,926
1,000	HCA Inc.	6.500%	2/15/20	BBB–	1,108,750
400	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	384,250
1,950	Kindred Healthcare Inc.	8.000%	1/15/20	B–	1,940,250
5,650	Total Health Care Providers & Services				5,609,801

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 4.5%

$750	Caesars Entertainment Resort Properties LLC	8.000%	10/01/20	B+	$751,875
1,500	International Game Technology PLC, 144A	5.625%	2/15/20	BB+	1,580,625
1,270	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,387,475
1,500	Nathan’s Famous, Inc., 144A	10.000%	3/15/20	B–	1,601,250
650	Scientific Games International Inc.	6.250%	9/01/20	B–	411,125
5,670	Total Hotels, Restaurants & Leisure				5,732,350

	Household Durables – 6.3%

1,470	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,466,325
1,500	KB Home	8.000%	3/15/20	B+	1,605,000
1,000	M-I Homes Inc.	6.750%	1/15/21	BB–	995,000
750	PulteGroup Inc.	4.250%	3/01/21	BBB–	773,250
1,500	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	1,503,750
1,650	William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,695,375
7,870	Total Household Durables				8,038,700

	Household Products – 0.8%

1,000	HRG Group, Inc.	7.875%	7/15/19	Ba3	1,048,750

	Independent Power & Renewable Electricity Producers – 3.9%

1,500	DPL, Inc.	6.750%	10/01/19	BB	1,522,500
1,310	Dynegy Inc.	6.750%	11/01/19	B+	1,313,275
1,500	GenOn Energy Inc.	9.875%	10/15/20	CCC+	1,065,000
1,000	NRG Energy Inc.	8.250%	9/01/20	BB–	1,030,000
5,310	Total Independent Power & Renewable Electricity Producers				4,930,775

	Insurance – 1.0%

1,500	Genworth Financial Inc.	7.700%	6/15/20	Ba3	1,335,000

	Internet & Catalog Retail – 0.8%

1,000	Netflix Incorporated	5.375%	2/01/21	B+	1,061,990

	Internet Software & Services – 1.6%

2,001	Earthlink Inc.	7.375%	6/01/20	Ba3	2,081,040

	Machinery – 3.9%

1,450	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,247,000
1,250	CNH Industrial Capital LLC	4.375%	11/06/20	Ba1	1,262,500
1,200	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	1,056,000
1,500	Harsco Corporation	5.750%	5/15/18	Ba1	1,413,750
5,400	Total Machinery				4,979,250

	Marine – 0.7%

936	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	835,380

	Media – 6.7%

1,000	Cablevision Systems Corporation	7.750%	4/15/18	B3	1,070,620
1,840	Cequel Communications Holding I LLC Capital, 144A	6.375%	9/15/20	B–	1,860,700
1,790	Clear Channel Worldwide	7.625%	3/15/20	B–	1,703,185
1,500	Dish DBS Corporation	5.125%	5/01/20	BB–	1,530,000
780	Mediacom Broadband LLC	5.500%	4/15/21	B+	795,600
1,500	WMG Acquisition Group, 144A	6.000%	1/15/21	Ba3	1,545,000
8,410	Total Media				8,505,105

	Metals & Mining – 8.3%

1,250	Aleris International Inc., 144A	9.500%	4/01/21	B	1,284,375
1,250	Allegheny Technologies Inc.	5.950%	1/15/21	B	1,037,500
1,080	ArcelorMittal	6.250%	8/05/20	BB+	1,134,000
500	Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	500,000
600	First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	501,000

NUVEEN	23

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$630	Freeport McMoRan, Inc.	3.100%	3/15/20	BBB–	$595,350
500	Glencore Funding LLC, 144A	2.500%	1/15/19	BBB–	480,625
1,200	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,182,000
1,000	Lundin Mining Corporation, 144A	7.500%	11/01/20	BB–	1,020,000
1,220	New Gold Incorporated, 144A	7.000%	4/15/20	B+	1,244,400
1,450	Novellis Inc.	8.750%	12/15/20	B	1,511,625
10,680	Total Metals & Mining				10,490,875

	Multiline Retail – 1.5%

2,000	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	1,880,000

	Oil, Gas & Consumable Fuels – 14.2%

1,250	Calumet Specialty Products	6.500%	4/15/21	CCC+	893,750
750	Cenovus Energy Inc.	5.700%	10/15/19	BBB	793,283
1,000	Crestwood Midstream Partners LP	6.000%	12/15/20	BB–	945,000
1,450	Energy Transfer Equity LP	7.500%	10/15/20	BB+	1,537,000
1,250	Genesis Energy LP	5.750%	2/15/21	B+	1,181,250
750	Murphy Oil Corporation	2.500%	12/01/17	BBB–	747,806
1,650	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,501,500
1,000	Noble Energy Inc.	5.625%	5/01/21	BBB	1,041,796
1,500	Northern Tier Energy LLC	7.125%	11/15/20	BB–	1,526,250
1,000	Oasis Petroleum Inc.	7.250%	2/01/19	B+	957,500
1,480	Petrobras International Finance Company	5.375%	1/27/21	BB	1,365,300
1,000	Southwestern Energy Company	5.800%	1/23/20	BB–	977,500
1,000	Sunoco LP / Sunoco Finance Corp., 144A	5.500%	8/01/20	BB	987,500
1,000	Sunoco LP / Sunoco Finance Corp., 144A	6.250%	4/15/21	BB	1,001,870
1,250	Teekay Corporation, 144A	8.500%	1/15/20	B+	1,046,875
825	WPX Energy Inc.	7.500%	8/01/20	B	823,449
625	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	670,500
18,780	Total Oil, Gas & Consumable Fuels				17,998,129

	Paper & Forest Products – 1.5%

1,500	Mercer International Inc.	7.000%	12/01/19	B+	1,515,000
500	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	387,500
2,000	Total Paper & Forest Products				1,902,500

	Personal Products – 0.8%

1,000	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	1,050,000

	Pharmaceuticals – 0.3%

500	VRX Escrow Corp., 144A	5.375%	3/15/20	B–	427,188

	Real Estate Investment Trust – 3.7%

1,500	Iron Mountain Inc., 144A	6.000%	10/01/20	BB–	1,582,500
900	iStar Inc.	7.125%	2/15/18	B+	922,500
1,500	iStar Inc.	5.000%	7/01/19	B+	1,398,750
750	Vereit Operating Partner	3.000%	2/06/19	BB+	750,938
4,650	Total Real Estate Investment Trust				4,654,688

	Real Estate Management & Development – 2.0%

1,040	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,045,200
1,500	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	1,440,000
2,540	Total Real Estate Management & Development				2,485,200

	Road & Rail – 1.9%

2,000	Hertz Corporation	5.875%	10/15/20	B	2,050,000
500	Jack Cooper Holdings Corporation	9.250%	6/01/20	CCC+	320,000
2,500	Total Road & Rail				2,370,000

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software – 0.4%

$500	Infor Us Inc., 144A	5.750%	8/15/20	BB	$524,375

	Specialty Retail – 2.9%

1,500	Best Buy Co., Inc.	5.500%	3/15/21	Baa1	1,597,500
1,000	Guitar Center Inc., 144A	6.500%	4/15/19	B2	860,000
1,250	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba3	1,237,500
3,750	Total Specialty Retail				3,695,000

	Technology Hardware, Storage & Peripherals – 0.6%

800	NCR Corporation	4.625%	2/15/21	BB	792,000

	Thrifts & Mortgage Finance – 1.7%

2,130	Radian Group Inc.	5.250%	6/15/20	BB–	2,145,972

	Trading Companies & Distributors – 1.1%

1,500	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,425,000

	Wireless Telecommunication Services – 7.6%

1,100	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	918,500
1,250	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	1,231,250
1,620	Millicom International Cellular SA, 144A	4.750%	5/22/20	BB+	1,628,100
750	Softbank Corporation, 144A	4.500%	4/15/20	BB+	774,375
1,750	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	1,832,233
475	Sprint Communications Inc.	8.375%	8/15/17	B+	488,063
1,290	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,345,625
1,500	Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	1,470,000
9,735	Total Wireless Telecommunication Services				9,688,146
$168,707	Total Corporate Bonds (cost $168,098,121)				164,060,194

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.5% (1.2% of Total Investments)

	Capital Markets – 0.8%

$1,000	Prosepect Capital Corporation	5.750%	3/15/18	BBB–	$1,020,000

	Independent Power & Renewable Electricity Producers – 0.7%

1,000	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	920,000
$2,000	Total Convertible Bonds (cost $1,896,087)				1,940,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 1.3% (0.9% of Total Investments)

	Argentina – 1.3%

$1,500	Republic of Argentina, 144A	6.875%	4/22/21	B	$1,601,250
	Total Emerging Market Debt and Foreign Corporate Bonds (cost $1,500,000)				1,601,250
	Total Long-Term Investments (cost $171,494,208)				167,601,444

NUVEEN	25

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.8% (0.6% of Total Investments)

$1,032	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $1,031,672, collateralized by $955,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $1,055,275	0.030%	7/01/16	$1,031,671
	Total Short-Term Investments (cost $1,031,671)			1,031,671
	Total Investments (cost $172,525,879) – 132.7%			168,633,115
	Borrowings – (34.6)% (3), (4)			(44,000,000)
	Other Assets Less Liabilities – 1.9%			2,481,889
	Net Assets – 100%			$127,115,004

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 26.1%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

26	NUVEEN

JHD

Nuveen High Income December 2019 Target Term Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 122.5% (100.0% of Total Investments)

	CORPORATE BONDS – 119.6% (97.6% of Total Investments)

	Aerospace & Defense – 1.5%

$2,000	Bombardier Inc., 144A	7.500%	3/15/18	B	$2,055,000
2,000	Bombardier Inc., 144A	4.750%	4/15/19	B	1,910,000
4,000	Total Aerospace & Defense				3,965,000

	Air Freight & Logistics – 1.3%

3,371	XPO Logistics, Inc., 144A	7.875%	9/01/19	B2	3,438,420

	Airlines – 3.5%

1,000	Air Canada 2015-1C Pass Through Trust, 144A	5.000%	3/15/20	BB	962,500
1,849	Air Canada, 144A	8.750%	4/01/20	BB+	1,955,318
2,500	American Airlines Group Inc., 144A	5.500%	10/01/19	BB–	2,475,000
2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,910,000
2,000	United Continental Holdings Inc.	6.375%	6/01/18	BB–	2,085,000
9,349	Total Airlines				9,387,818

	Auto Components – 0.9%

2,250	Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	BB–	2,278,125

	Automobiles – 2.3%

4,050	Fiat Chrysler Automobiles NV	4.500%	4/15/20	BB	4,095,563
2,000	Jaguar Land Rover Automotive PLC, 144A	3.500%	3/15/20	BB	1,975,000
6,050	Total Automobiles				6,070,563

	Banks – 3.2%

4,500	CIT Group Inc.	5.375%	5/15/20	BB+	4,691,250
3,897	Popular Inc.	7.000%	7/01/19	BB–	3,819,060
8,397	Total Banks				8,510,310

	Beverages – 0.3%

700	Cott Beverages Inc.	6.750%	1/01/20	B–	729,750

	Capital Markets – 0.5%

1,500	KCG Holdings Inc., 144A	6.875%	3/15/20	BB–	1,353,750

	Chemicals – 2.7%

1,000	Hexion Inc.	6.625%	4/15/20	B3	836,300
500	Hexion US Finance Corporation	8.875%	2/01/18	CCC	433,750
4,000	Ineos Group Holdings SA, 144A	5.875%	2/15/19	B–	3,995,000
2,000	Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	2,000,000
7,500	Total Chemicals				7,265,050

	Commercial Services & Supplies – 7.2%

2,500	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,518,750
4,995	APX Group, Inc.	6.375%	12/01/19	B1	4,945,050
4,500	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	4,522,500
1,500	International Lease Finance Corporation	6.250%	5/15/19	BBB–	1,616,025
3,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	2,850,000
2,500	R.R. Donnelley & Sons Company	8.250%	3/15/19	BB–	2,693,750
18,995	Total Commercial Services & Supplies				19,146,075

	Construction & Engineering – 0.9%

2,500	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	2,425,000

NUVEEN	27

JHD	Nuveen High Income December 2019 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials – 1.4%

$3,500	Cemex SAB de CV, 144A	6.500%	12/10/19	BB–	$3,710,000

	Consumer Finance – 2.7%

3,000	Ally Financial Inc.	4.125%	3/30/20	BB+	3,007,500
1,500	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	1,432,125
2,000	Springleaf Finance Corporation	5.250%	12/15/19	B	1,862,500
1,005	Springleaf Finance Corporation	6.000%	6/01/20	B	940,931
7,505	Total Consumer Finance				7,243,056

	Containers & Packaging – 3.0%

3,000	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	B3	3,048,750
2,500	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,428,125
2,500	Reynolds Group	9.875%	8/15/19	CCC+	2,581,250
8,000	Total Containers & Packaging				8,058,125

	Diversified Financial Services – 3.0%

1,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	907,500
2,775	Nationstar Mortgage LLC Capital Corporation	9.625%	5/01/19	B+	2,872,125
2,500	NewStar Financial, Inc.	7.250%	5/01/20	BB–	2,325,000
1,000	Och-Ziff Finance Co LLC, 144A	4.500%	11/20/19	BBB+	953,766
1,000	PHH Corporation	7.375%	9/01/19	Ba3	987,500
8,275	Total Diversified Financial Services				8,045,891

	Diversified Telecommunication Services – 4.9%

4,600	CenturyLink Inc.	5.625%	4/01/20	BB+	4,761,000
3,350	Frontier Communications Corporation	8.500%	4/15/20	BB	3,555,188
2,000	SBA Communications Corporation	5.625%	10/01/19	B	2,065,000
2,500	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	2,587,500
12,450	Total Diversified Telecommunication Services				12,968,688

	Electric Utilities – 1.1%

3,400	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	2,992,000

	Electronic Equipment, Instruments & Components – 0.9%

2,000	Anixter Inc.	5.625%	5/01/19	BB+	2,117,500
375	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BB+	383,438
2,375	Total ElectronicEquipment, Instruments & Comp				2,500,938

	Energy Equipment & Services – 1.1%

1,000	Noble Drilling Corporation	7.500%	3/15/19	BBB	1,010,000
2,100	SESI, LLC	6.375%	5/01/19	BB	2,021,250
3,100	Total Energy Equipment & Services				3,031,250

	Food & Staples Retailing – 0.5%

1,500	Bi-Lo LLC Finance Corporation, 144A	9.250%	2/15/19	B	1,305,000

	Food Products – 3.3%

3,000	Dole Food Company, 144A	7.250%	5/01/19	B3	2,992,500
2,500	JBS USA LLC, 144A	8.250%	2/01/20	BB+	2,587,500
3,300	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	B+	3,309,900
8,800	Total Food Products				8,889,900

	Health Care Equipment & Supplies – 2.4%

3,000	Tenet Healthcare Corporation	5.000%	3/01/19	B–	2,902,500
3,300	Tenet Healthcare Corporation	4.750%	6/01/20	BB	3,380,190
6,300	Total Health Care Equipment & Supplies				6,282,690

	Health Care Providers & Services – 5.8%

4,500	Community Health Systems, Inc.	8.000%	11/15/19	B+	4,393,125
3,000	HCA Inc.	6.500%	2/15/20	BBB–	3,326,250
3,000	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	2,881,875

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services (continued)

$4,770	Kindred Healthcare Inc.	8.000%	1/15/20	B–	$4,746,150
15,270	Total Health Care Providers & Services				15,347,400

	Hotels, Restaurants & Leisure – 2.6%

2,700	International Game Technology PLC, 144A	5.625%	2/15/20	BB+	2,845,125
4,000	MGM Resorts International Inc.	5.250%	3/31/20	BB	4,190,000
6,700	Total Hotels, Restaurants & Leisure				7,035,125

	Household Durables – 4.2%

2,350	KB Home	4.750%	5/15/19	B+	2,355,875
2,144	KB Home	8.000%	3/15/20	B+	2,294,080
1,000	Lennar Corporation	4.500%	11/15/19	BB+	1,041,650
925	Meritage Homes Corporation	7.150%	4/15/20	Ba2	992,063
3,650	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	3,659,125
960	William Lyon Homes Incorporated	5.750%	4/15/19	B–	940,800
11,029	Total Household Durables				11,283,593

	Household Products – 1.9%

4,940	HRG Group, Inc.	7.875%	7/15/19	Ba3	5,180,822

	Independent Power & Renewable Electricity Producers – 4.9%

2,614	Atlantica Yield PLC, 144A	7.000%	11/15/19	B+	2,470,230
4,500	DPL, Inc.	6.750%	10/01/19	BB	4,567,500
4,000	Dynegy Inc.	6.750%	11/01/19	B+	4,010,000
2,500	GenOn Energy Inc.	9.500%	10/15/18	CCC+	1,987,500
13,614	Total Independent Power & Renewable Electricity Producers				13,035,230

	Industrial Conglomerates – 1.3%

3,500	Icahn Enterprises Finance	4.875%	3/15/19	BB+	3,430,000

	Insurance – 1.0%

2,693	Genworth Financial Inc.	6.515%	5/22/18	Ba3	2,639,140

	Internet Software & Services – 2.3%
4,500	Earthlink Inc.	7.375%	6/01/20	Ba3	4,680,000
1,350	Equinix Inc.	4.875%	4/01/20	BB	1,400,625
5,850	Total Internet Software & Services				6,080,625

	Machinery – 3.2%

3,500	CNH Industrial Capital LLC	3.375%	7/15/19	Ba1	3,421,250
2,000	Harsco Corporation	5.750%	5/15/18	Ba1	1,885,000
3,250	Terex Corporation	6.500%	4/01/20	BB	3,278,438
8,750	Total Machinery				8,584,688

	Media – 4.2%

1,750	Cablevision Systems Corporation	8.000%	4/15/20	B3	1,793,750
2,000	Clear Channel Worldwide	7.625%	3/15/20	B–	1,903,000
2,500	Cogeco Communications Inc., 144A	4.875%	5/01/20	BB+	2,550,000
1,500	CSC Holdings Inc.	8.625%	2/15/19	B+	1,650,000
3,250	Dish DBS Corporation	5.125%	5/01/20	BB–	3,315,000
11,000	Total Media				11,211,750

	Metals & Mining – 5.1%

1,780	Allegheny Technologies Inc.	9.375%	6/01/19	B	1,815,600
2,785	Anglo American PLC, 144A	3.625%	5/14/20	BB	2,677,081
2,500	ArcelorMittal	5.125%	6/01/20	BB+	2,575,000
750	Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	B	757,500
1,250	New Gold Incorporated, 144A	7.000%	4/15/20	B+	1,275,000
3,000	Teck Resources Limited	3.000%	3/01/19	B+	2,820,000

NUVEEN	29

JHD	Nuveen High Income December 2019 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)
$1,500	Vale Overseas Limited	5.625%	9/15/19	BBB	$1,541,250
13,565	Total Metals & Mining				13,461,431

	Multiline Retail – 1.5%

2,000	J.C. Penney Company Inc.	8.125%	10/01/19	B+	2,072,500
2,000	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	1,880,000
4,000	Total Multiline Retail				3,952,500

	Oil, Gas & Consumable Fuels – 10.8%

470	Canadian Oil Sands Trust, 144A	7.750%	5/15/19	A–	521,039
3,000	Cenovus Energy Inc.	5.700%	10/15/19	BBB	3,173,133
1,500	DCP Midstream LLC, 144A	5.350%	3/15/20	BB+	1,470,000
1,500	EnLink Midstream Partners LP	2.700%	4/01/19	BBB–	1,457,889
2,500	Marathon Oil Corporation	2.700%	6/01/20	BBB	2,354,433
1,345	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,223,950
3,250	PBF Holding Company LLC	8.250%	2/15/20	BBB–	3,371,875
4,000	Petrobras International Finance Company	5.750%	1/20/20	BB	3,858,800
3,000	Southwestern Energy Company	5.800%	1/23/20	BB–	2,932,500
2,000	Targa Resources Inc.	4.125%	11/15/19	BB–	1,980,000
2,000	Tesoro Logistics LP Finance Corporation	5.500%	10/15/19	BB	2,090,000
1,250	Whiting Petroleum Corporation	5.000%	3/15/19	B	1,150,000
3,000	Williams Partners LP	5.250%	3/15/20	BBB–	3,086,691
28,815	Total Oil, Gas & Consumable Fuels				28,670,310

	Paper & Forest Products – 1.0%

2,608	Mercer International Inc.	7.000%	12/01/19	B+	2,634,080

	Personal Products – 1.0%

2,600	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	2,730,000

	Pharmaceuticals – 0.3%

1,000	VRX Escrow Corp., 144A	5.375%	3/15/20	B–	854,375

	Real Estate Investment Trust – 3.9%

2,000	Corrections Corporation of America	4.125%	4/01/20	Baa3	2,057,500
3,500	iStar Inc.	5.000%	7/01/19	B+	3,263,750
3,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	4.500%	4/15/19	B	3,075,000
2,000	Vereit Operating Partner	3.000%	2/06/19	BB+	2,002,500
10,500	Total Real Estate Investment Trust				10,398,750

	Road & Rail – 2.0%

2,395	Con-Way, Inc.	7.250%	1/15/18	CCC+	2,406,975
2,777	Hertz Corporation	6.750%	4/15/19	B	2,835,053
5,172	Total Road & Rail				5,242,028

	Specialty Retail – 2.1%

3,205	GameStop Corporation, 144A	5.500%	10/01/19	BB+	3,172,950
1,000	Guitar Center Inc., 144A	6.500%	4/15/19	B2	860,000
1,708	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba3	1,690,920
5,913	Total Specialty Retail				5,723,870

	Technology Hardware, Storage & Peripherals – 2.8%

500	Dell Inc.	5.875%	6/15/19	BB	531,250
3,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	3.480%	6/01/19	BBB–	3,073,230
3,750	Seagate HDD Cayman	3.750%	11/15/18	BBB–	3,752,363
7,250	Total Technology Hardware, Storage & Peripherals				7,356,843

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Thrifts & Mortgage Finance – 1.2%

$3,000	Radian Group Inc.	5.500%	6/01/19	BB–	$3,116,250

	Trading Companies & Distributors – 0.7%

1,860	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,767,000

	Transportation Infrastructure – 0.8%

2,000	Navigator Holdings Limited, 144A	9.000%	12/18/17	N/R	2,030,218

	Wireless Telecommunication Services – 6.4%

4,000	Millicom International Cellular SA, 144A	4.750%	5/22/20	BB+	4,020,000
2,650	Softbank Corporation, 144A	4.500%	4/15/20	BB+	2,736,125
2,500	Sprint Capital Corporation	6.900%	5/01/19	B+	2,387,500
2,205	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	2,308,613
2,000	T-Mobile USA Inc.	6.542%	4/28/20	BB	2,062,500
3,438	Wind Acquisition Finance SA, 144A	6.500%	4/30/20	BB	3,532,545
16,793	Total Wireless Telecommunication Services				17,047,283
$318,239	Total Corporate Bonds (cost $319,462,288)				318,410,710

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.7% (1.4% of Total Investments)

	Capital Markets – 0.7%

$2,000	Prosepect Capital Corporation	4.750%	4/15/20	BBB–	$1,891,250

	Independent Power & Renewable Electricity Producers – 1.0%

3,000	NRG Yield Inc, 144A	3.250%	6/01/20	N/R	2,760,000
$5,000	Total Convertible Bonds (cost $4,723,382)				4,651,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 1.2% (1.0% of Total Investments)

	Argentina – 1.2%

$3,000	Republic of Argentina, 144A	6.250%	4/22/19	B	$3,127,500
	Total Emerging Market Debt and Foreign Corporate Bonds (cost $3,134,300)				3,127,500
	Total Long-Term Investments (cost $327,319,970)				326,189,460
	Borrowings – (24.4)% (3), (4)				(65,000,000)
	Other Assets Less Liabilities – 1.9%				5,071,807
	Net Assets – 100%				$266,261,267

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 19.9%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	31

JHA

Nuveen High Income 2018 Target Term Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 129.1% (99.8% of Total Investments)

	CORPORATE BONDS – 125.7% (97.2% of Total Investments)

	Aerospace & Defense – 1.0%

$3,000	Bombardier Inc., 144A	5.500%	9/15/18	B	$2,970,000

	Airlines – 1.8%

5,240	American Airlines Group Inc.	6.125%	6/01/18	BB–	5,397,200

	Auto Components – 0.5%

1,500	Schaeffler Holding Finance BV, 144A	6.875%	8/15/18	Ba3	1,530,000

	Automobiles – 3.5%

3,000	General Motors Corporation	3.500%	10/02/18	BBB–	3,088,725
3,000	General Motors Financial Company Inc.	2.400%	5/09/19	BBB–	3,003,594
4,000	Jaguar Land Rover Automotive PLC, 144A	4.125%	12/15/18	BB	4,045,000
10,000	Total Automobiles				10,137,319

	Banks – 2.5%

4,000	CIT Group Inc., 144A	6.625%	4/01/18	BB+	4,230,000
3,000	CIT Group Inc.	3.875%	2/19/19	BB+	3,015,000
7,000	Total Banks				7,245,000

	Beverages – 0.5%

1,350	Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	1,285,875

	Building Products – 1.2%

3,250	USG Corporation	9.750%	1/15/18	B+	3,562,813

	Chemicals – 2.6%

1,000	Hexion US Finance Corporation	8.875%	2/01/18	CCC	867,500
3,770	Ineos Group Holdings SA, 144A	5.875%	2/15/19	B–	3,765,288
3,000	Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	3,000,000
7,770	Total Chemicals				7,632,788

	Commercial Services & Supplies – 4.9%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,015,000
3,000	International Lease Finance Corporation	5.875%	4/01/19	BBB–	3,198,750
2,000	International Lease Finance Corporation	6.250%	5/15/19	BBB–	2,154,700
3,000	R.R. Donnelley & Sons Company	7.250%	5/15/18	BB–	3,187,500
3,500	R.R. Donnelley & Sons Company	8.250%	3/15/19	BB–	3,771,250
13,500	Total Commercial Services & Supplies				14,327,200

	Construction & Engineering – 1.0%

3,000	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	2,910,000

	Construction Materials – 1.8%

5,000	Cemex SAB de CV, 144A	5.875%	3/25/19	BB–	5,150,000

	Consumer Finance – 4.4%

5,805	Ally Financial Inc.	4.750%	9/10/18	BB+	5,921,100
3,000	Navient Corporation	8.450%	6/15/18	BB	3,243,750
1,500	Navient Corporation	5.500%	1/15/19	BB	1,506,750
2,000	Springleaf Finance Corporation	6.900%	12/15/17	B	2,072,500
12,305	Total Consumer Finance				12,744,100

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 1.8%

$3,200	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	B3	$3,252,000
2,000	Reynolds Group	9.000%	4/15/19	CCC+	2,045,000
5,200	Total Containers & Packaging				5,297,000

	Diversified Consumer Services – 1.3%

3,500	Office Depopt Inc., 144A	9.750%	3/15/19	B1	3,683,750

	Diversified Financial Services – 1.7%

5,000	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	4,837,500

	Diversified Telecommunication Services – 4.2%

4,000	Frontier Communications Corporation	8.125%	10/01/18	BB	4,382,800
2,500	Frontier Communications Corporation	7.125%	3/15/19	BB	2,650,000
1,500	IntelSat Jackson Holdings	7.250%	4/01/19	CCC	1,095,000
4,000	Windstream Corporation	7.875%	11/01/17	BB–	4,240,000
12,000	Total Diversified Telecommunication Services				12,367,800

	Electronic Equipment, Instruments & Components – 2.7%

4,500	Anixter Inc.	5.625%	5/01/19	BB+	4,764,375
3,045	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BB+	3,113,513
7,545	Total Electronic Equipment, Instruments & Components				7,877,888

	Energy Equipment & Services – 0.7%

2,000	Noble Holding International Limited	4.000%	3/16/18	BBB	1,970,000

	Food & Staples Retailing – 1.1%

3,750	Bi-Lo LLC Finance Corporation, 144A	9.250%	2/15/19	B	3,262,500

	Food Products – 3.5%

3,000	Bumble Bee Holdings Inc., 144A	9.000%	12/15/17	B	3,037,500
4,000	Dole Food Company, 144A	7.250%	5/01/19	B3	3,990,000
3,000	Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B+	3,120,000
10,000	Total Food Products				10,147,500

	Health Care Equipment & Supplies – 3.3%

2,000	Convatec Healthcare, 144A	10.500%	12/15/18	B	2,045,000
3,500	Tenet Healthcare Corporation	6.250%	11/01/18	BB	3,692,500
4,120	Tenet Healthcare Corporation	5.000%	3/01/19	B–	3,986,100
9,620	Total Health Care Equipment & Supplies				9,723,600

	Health Care Providers & Services – 6.5%

6,500	Community Health Systems, Inc.	5.125%	8/15/18	BB	6,613,750
6,000	HCA Inc.	3.750%	3/15/19	BBB–	6,210,000
4,000	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	3,842,500
2,300	Mallinckrodt International Finance SA	3.500%	4/15/18	B	2,236,750
18,800	Total Health Care Providers & Services				18,903,000

	Hotels, Restaurants & Leisure – 1.9%

5,010	MGM Resorts International Inc.	8.625%	2/01/19	BB	5,626,230

	Household Durables – 6.8%

5,000	KB Home	4.750%	5/15/19	B+	5,012,500
4,250	Meritage Homes Corporation	4.500%	3/01/18	Ba2	4,313,750
5,500	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	5,513,750
5,000	William Lyon Homes Incorporated	5.750%	4/15/19	B–	4,900,000
19,750	Total Household Durables				19,740,000

NUVEEN	33

JHA	Nuveen High Income 2018 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 3.1%

$2,000	GenOn Energy Inc.	9.500%	10/15/18	CCC+	$1,590,000
4,500	NRG Energy Inc.	7.625%	1/15/18	BB–	4,837,500
2,528	TransAlta Corporation	6.900%	5/15/18	BBB–	2,598,647
9,028	Total Independent Power & Renewable Electricity Producers				9,026,147

	Industrial Conglomerates – 1.7%

5,000	Icahn Enterprises Finance	4.875%	3/15/19	BB+	4,900,000

	Insurance – 1.4%

4,100	Genworth Financial Inc.	6.515%	5/22/18	Ba3	4,018,000

	IT Services – 1.8%

2,855	Alliance Data Systems Corporation, 144A	5.250%	12/01/17	N/R	2,890,688
2,134	Xerox Corporation	6.350%	5/15/18	Baa2	2,281,794
4,989	Total IT Services				5,172,482

	Machinery – 3.2%

2,250	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,935,000
5,160	CNH Industrial Capital LLC	3.875%	7/16/18	Ba1	5,185,800
2,500	Harsco Corporation	5.750%	5/15/18	Ba1	2,356,250
9,910	Total Machinery				9,477,050

	Marine – 0.4%

1,404	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,253,070

	Media – 4.8%

2,000	Cablevision Systems Corporation	7.750%	4/15/18	B3	2,141,240
5,000	CSC Holdings Inc.	8.625%	2/15/19	B+	5,500,000
6,302	Dish DBS Corporation	4.250%	4/01/18	BB–	6,428,040
13,302	Total Media				14,069,280

	Metals & Mining – 10.2%

6,500	Alcoa Inc.	5.720%	2/23/19	BBB–	6,983,340
1,000	ArcelorMittal	6.125%	6/01/18	BB+	1,052,380
4,827	Barrick Gold Corporation	6.950%	4/01/19	BBB–	5,377,336
1,100	BlueScope Steel Limited Finance, 144A	7.125%	5/01/18	BB	1,133,000
1,533	Commercial Metals Inc.	6.500%	7/15/17	BB+	1,582,823
4,000	Commercial Metals Inc.	7.350%	8/15/18	BB+	4,230,000
2,000	Freeport McMoRan, Inc.	2.375%	3/15/18	BBB–	1,960,000
2,000	Glencore Funding LLC, 144A	2.500%	1/15/19	BBB–	1,922,500
1,500	Imperial Metals Corporation, 144A	7.000%	3/15/19	Caa2	1,346,250
4,000	Novellis Inc.	8.375%	12/15/17	B	4,090,000
28,460	Total Metals & Mining				29,677,629

	Multiline Retail – 1.2%

3,500	J.C. Penney Corporation Inc.	5.750%	2/15/18	B+	3,570,000

	Oil, Gas & Consumable Fuels – 12.2%

3,500	DCP Midstream Operating LP	2.700%	4/01/19	BBB–	3,353,728
2,795	Energy Transfer Partners	2.500%	6/15/18	BBB–	2,782,095
4,500	Kinder Morgan Energy Partners, LP	5.950%	2/15/18	BBB–	4,749,854
3,000	Marathon Oil Corporation	5.900%	3/15/18	BBB	3,112,011
2,410	Murphy Oil Corporation	2.500%	12/01/17	BBB–	2,402,948
1,755	Noble Energy Inc.	8.250%	3/01/19	BBB	2,010,024
2,000	Oasis Petroleum Inc.	7.250%	2/01/19	B+	1,915,000
2,000	Petrobras International Finance Company	7.875%	3/15/19	BB	2,065,000
5,000	Sabine Pass LNG LP	7.500%	11/30/16	BB+	5,095,000
3,000	Southwestern Energy Company	7.500%	2/01/18	BB–	3,187,500
3,500	Targa Resources Inc.	5.000%	1/15/18	BB–	3,561,250

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,500	Whiting Petroleum Corporation	5.000%	3/15/19	B	$1,380,000
34,960	Total Oil, Gas & Consumable Fuels				35,614,410

	Paper & Forest Products – 1.6%

4,600	Sappi Papier Holding GMBH, 144A	7.750%	7/15/17	Ba2	4,772,500

	Pharmaceuticals – 0.7%

2,000	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B–	1,924,240

	Real Estate Investment Trust – 4.3%

5,500	iStar Inc.	7.125%	2/15/18	B+	5,637,500
3,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	4.500%	4/15/19	B	3,075,000
4,000	Vereit Operating Partner	3.000%	2/06/19	BB+	4,005,000
12,500	Total Real Estate Investment Trust				12,717,500

	Real Estate Management & Development – 1.2%

2,000	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	2,000,000
1,550	Yuzhou Properties Co Limited	8.625%	1/24/19	BB–	1,644,964
3,550	Total Real Estate Management & Development				3,644,964

	Road & Rail – 3.8%

4,000	Con-Way, Inc.	7.250%	1/15/18	CCC+	4,020,000
7,000	Hertz Corporation	6.750%	4/15/19	B	7,146,334
11,000	Total Road & Rail				11,166,334

	Semiconductors & Semiconductor Equipment – 1.7%

5,000	NXP BV, 144A	3.750%	6/01/18	BB+	5,100,000

	Specialty Retail – 2.9%

3,250	Best Buy Co., Inc.	5.000%	8/01/18	Baa1	3,422,640
2,000	Guitar Center Inc., 144A	6.500%	4/15/19	B2	1,720,000
3,500	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba3	3,465,000
8,750	Total Specialty Retail				8,607,640

	Technology Hardware, Storage & Peripherals – 3.8%

4,000	Dell Inc.	5.650%	4/15/18	BB	4,150,000
2,800	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	3.480%	6/01/19	BBB–	2,868,348
4,000	Seagate HDD Cayman	3.750%	11/15/18	BBB–	4,002,520
10,800	Total Technology Hardware, Storage & Peripherals				11,020,868

	Thrifts & Mortgage Finance – 1.9%

5,415	Radian Group Inc.	5.500%	6/01/19	BB–	5,624,831

	Transportation Infrastructure – 1.0%

3,000	Navigator Holdings Limited, 144A	9.000%	12/18/17	N/R	3,045,327

	Wireless Telecommunication Services – 1.6%

4,500	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	4,792,500
$360,858	Total Corporate Bonds (cost $363,104,734)				367,523,835

NUVEEN	35

JHA	Nuveen High Income 2018 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.3% (1.8% of Total Investments)

	Capital Markets – 1.0%

$3,000	Prosepect Capital Corporation	5.875%	1/15/19	BBB–	$2,960,625

	Independent Power & Renewable Electricity Producers – 1.3%

3,800	NRG Yield Inc, 144A	3.500%	2/01/19	N/R	3,688,375
$6,800	Total Convertible Bonds (cost $6,516,193)				6,649,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 1.1% (0.8% of Total Investments)

	Argentina – 1.1%

$3,000	Republic of Argentina, 144A	6.250%	4/22/19	B	$3,127,500
	Total Emerging Market Debt and Foreign Corporate Bonds (cost $3,000,000)				3,127,500
	Total Long-Term Investments (cost $372,620,927)				377,300,335

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.3% (0.2% of Total Investments)

	REPURCHASE AGREEMENTS – 0.3% (0.2% of Total Investments)

$863	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $863,135, collateralized by $830,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $880,838	0.030%	7/01/16		$863,134
	Total Short-Term Investments (cost $863,134)				863,134
	Total Investments (cost $373,484,061) – 129.4%				378,163,469
	Borrowings – (31.5)% (3), (4)				(92,000,000)
	Other Assets Less Liabilities – 2.1%				6,195,955
	Net Assets – 100%				$292,359,424

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 24.3%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

36	NUVEEN

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)	High Income December 2018 Target Term (JHA)
Assets
Long-term investments, at value (cost $171,494,208, $327,319,970 and $372,620,927, respectively)	$167,601,444	$326,189,460	$377,300,335
Short-term investments, at value (cost approximates value)	1,031,671	—	863,134
Cash	—	11,467,646	—
Receivable for:
Interest	2,840,117	4,812,661	5,889,616
Investments sold	1,529,969	—	2,034,000
Other assets	12,794	84,824	51,115
Total assets	173,015,995	342,554,591	386,138,200
Liabilities
Borrowings	44,000,000	65,000,000	92,000,000
Payable for:
Dividends	753,479	—	1,459,908
Investments purchased	1,003,225	11,090,283	—
Accrued expenses:
Interest on borrowings	1,357	43	30,922
Management fees	92,699	150,175	208,394
Trustees fees	883	1,102	3,720
Other	49,348	51,721	75,832
Total liabilities	45,900,991	76,293,324	93,778,776
Net assets	$127,115,004	$266,261,267	$292,359,424
Shares outstanding	13,682,217	27,050,200	29,315,390
Net asset value (“NAV”) per share outstanding	$9.29	$9.84	$9.97
Net assets consist of:
Shares, $.01 par value per share	$136,822	$270,502	$293,154
Paid-in surplus	134,231,806	265,903,670	288,126,349
Undistributed (Over-distribution of) net investment income	333,578	1,152,591	1,142,835
Accumulated net realized gain (loss)	(3,694,438)	65,014	(1,882,322)
Net unrealized appreciation (depreciation)	(3,892,764)	(1,130,510)	4,679,408
Net assets	$127,115,004	$266,261,267	$292,359,424
Authorized shares	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	37

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)*	High Income December 2018 Target Term (JHA)
Investment Income	$5,922,956	$1,486,292	$10,727,849
Expenses
Management fees	542,741	233,059	1,207,320
Interest expense on borrowings	264,407	32,903	499,985
Custodian fees	30,537	9,642	32,866
Trustees fees	2,365	1,102	6,304
Professional fees	28,602	30,726	32,520
Shareholder reporting expenses	19,612	18,496	21,647
Shareholder servicing agent fees	113	25	68
Stock exchange listing fees	3,908	—	2,221
Investor relations expenses	12,946	3,686	20,400
Other	7,186	4,062	13,502
Total expenses	912,417	333,701	1,836,833
Net investment income (loss)	5,010,539	1,152,591	8,891,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,768,382)	65,014	(1,926,748)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	9,029,781	(1,130,510)	12,066,126
Net realized and unrealized gain (loss)	7,261,399	(1,065,496)	10,139,378
Net increase (decrease) in net assets from operations	$12,271,938	$87,095	$19,030,394
*	For the period May 10, 2016 (commencement of operations) through June 30, 2016.

See accompanying notes to financial statements.

38	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	High Income 2020 Target Term (JHY)		High Income December 2019 Target Term (JHD)	High Income December 2018 Target Term (JHA)
	Six Months Ended 6/30/16	Year Ended 12/31/15*	Six Months Ended 6/30/16**	Six Months Ended 6/30/16	Year Ended 12/31/15***
Operations
Net investment income (loss)	$5,010,539	$3,769,859	$1,152,591	$8,891,016	$1,133,308
Net realized gain (loss) from investments and foreign currency	(1,768,382)	(1,926,056)	65,014	(1,926,748)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	9,029,781	(12,922,545)	(1,130,510)	12,066,126	(7,386,718)
Net increase (decrease) in net assets from operations	12,271,938	(11,078,742)	87,095	19,030,394	(6,253,410)
Distributions to Shareholders
From net investment income	(4,676,961)	(3,769,859)	—	(8,881,489)	—
Return of capital	—	(123,922)	—	—	—
Decrease in net assets from distributions to shareholders	(4,676,961)	(3,893,781)	—	(8,881,489)	—
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	134,179,500	266,073,600	—	288,312,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	153,350	59,427	—	51,357	—
Net increase (decrease) in net assets from capital share transactions	153,350	134,238,927	266,073,600	51,357	288,312,000
Net increase (decrease) in net assets	7,748,327	119,266,404	266,160,695	10,200,262	282,058,590
Net assets at the beginning of period	119,366,677	100,273	100,572	282,159,162	100,572
Net assets at the end of period	$127,115,004	$119,366,677	$266,261,267	$292,359,424	$282,159,162
Undistributed (Over-distribution of) net investment income at the end of period	$333,578	$—	$1,152,591	$1,142,835	$1,133,308
*	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
**	For the period May 10, 2016 (commencement of operations) through June 30, 2016.
***	For the period November 12, 2015 (commencement of operations) through December 31, 2015.

See accompanying notes to financial statements.

NUVEEN	39

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)*	High Income December 2018 Target Term (JHA)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$12,271,938	$87,095	$19,030,394
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(38,555,078)	(332,939,821)	(134,152,564)
Proceeds from sales of and maturities of investments	38,771,584	5,669,375	43,183,533
Proceeds from (Purchases of) short-term investments, net	(826,686)	—	(863,134)
Taxes paid	—	—	(44,426)
Amortization (Accretion) of premiums and discounts, net	(83,741)	15,490	575,386
(Increase) Decrease in:
Receivable for interest	(22,933)	(4,812,661)	(1,133,791)
Receivable for investments sold	(1,529,969)	—	(2,034,000)
Other assets	18,207	(84,824)	43,885
Increase (Decrease) in:
Payable for investments purchased	1,003,225	11,090,283	—
Accrued interest on borrowings	(10,408)	43	19,234
Accrued management fees	(410)	150,175	50,531
Accrued Trustees fees	3	1,102	2,429
Accrued other expenses	(4,201)	51,721	3,163
Net realized (gain) loss from investments and foreign currency	1,768,382	(65,014)	1,926,748
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(9,029,781)	1,130,510	(12,066,126)
Net cash provided by (used in) operating activities	3,770,132	(319,706,526)	(85,458,738)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(3,770,132)	—	(7,370,224)
Proceeds from borrowings	—	65,000,000	67,000,000
Proceeds from sale of shares, net of offering costs	—	266,073,600	—
Net cash provided by (used in) financing activities	(3,770,132)	331,073,600	59,629,776
Net Increase (Decrease) in Cash	—	11,367,074	(25,828,962)
Cash at the beginning of period	—	100,572	25,828,962
Cash at the end of period	$—	$11,467,646	$—

Supplemental Disclosure of Cash Flow Information	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)*	High Income December 2018 Target Term (JHA)
Cash paid for interest on borrowings (excluding borrowing costs)	$251,692	$27,684	$433,510
Non-cash financing activities not included herein consists of reinvestments of share distributions	153,350	—	51,357
*	For the period May 10, 2016 (commencement of operations) through June 30, 2016.

See accompanying notes to financial statements.

40	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	41

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

High Income 2020 Target Term (JHY)
Year ended 12/31:
2016(h)	$8.73	$0.37	$0.53	$0.90	$(0.34)	$—	$—	$(0.34)	$—	$9.29	$10.81
2015(b)	9.85	0.28	(1.09)	(0.81)	(0.28)	—	(0.01)	(0.29)	(0.02)	8.73	9.95

High Income December 2019 Target Term (JHD)
Year Ended 12/31:
2016(c)	9.86	0.05	(0.05)	—	—	—	—	—	(0.02)	9.84	10.33

High Income December 2018 Target Term (JHA)
Year ended 12/31:
2016(h)	9.63	0.30	0.34	0.64	(0.30)		—	(0.30)	—	9.97	10.37
2015(d)	9.86	0.04	(0.25)	(0.21)	—	—	—	—	(0.02)	9.63	10.08

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

High Income 2020 Target Term (JHY)
Year Ended 12/31:
2016(h)	$44,000	$3,889
2015(b)	44,000	3,713

High Income December 2019 Target Term (JHD)
Year Ended 12/31:
2016(c)	65,000	5,096

High Income December 2018 Target Term (JHA)
Year Ended 12/31:
2016(h)	92,000	4,178
2015(d)	25,000	12,286

42	NUVEEN

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(f)
Based on NAV(e)	Based on Share Price(e)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

10.57%	12.47%	$127,115	1.52	%*	8.36	%*	25%
(8.60)	2.42	119,367	1.34	*	6.97	*	11

(0.20)	3.30	266,261	0.96	*	3.31	*	2

6.79	6.09	292,359	1.30	*	6.29	*	12
(2.33)	0.80	282,159	0.89	*	3.15	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
(c)	For the period May 10, 2016 (commencement of operations) through June 30, 2016.
(d)	For the period November 12, 2015 (commencement of operations) through December 31, 2015.
(e)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(f) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
High Income 2020 Target Term (JHY)
Year ended 12/31:
2016(h)	0.44	%*
2015(b)	0.27	*

Ratios of Borrowings Interest Expense to Average Net Assets
High Income December 2019 Target Term (JHD)
Year ended 12/31:
2016(c)	0.09	%*

	Ratios of Borrowings Interest Expense to Average Net Assets
High Income December 2018 Target Term (JHA)
Year ended 12/31:
2016(h)	0.35	%*
2015(d)	0.03	*

(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended June 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	43

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen High Income 2020 Target Term Fund (JHY) (“High Income 2020 Target Term (JHY)”)

•	Nuveen High Income December 2019 Target Term Fund (JHD) (“High Income December 2019 Target Term (JHD)”)

•	Nuveen High Income December 2018 Target Term Fund (JHA) (“High Income December 2018 Target Term (JHA)”)

The Funds are registered under the Investment Company Act of 1940, as amended as diversified closed-end management investment companies. High Income 2020 Target Term (JHY), High Income December 2019 Target Term (JHD) and High Income December 2018 Target Term (JHA) were each organized as a Massachusetts business trust on April 13, 2015, February 10, 2016 and July 13, 2015, respectively.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (“the current fiscal period”). The reporting period for High Income December 2019 Target Term (JHD) is for the period May 10, 2016 (commencement of operations) through June 30, 2016.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions, including the Funds’ use of leverage. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

High Income 2020 Target Term (JHY) seeks to provide a high level of current income and return the original $9.85 net asset value (“NAV”) per share on or about November 1, 2020 (the “Termination Date”). High Income December 2019 Target Term (JHD) seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2019 (the “Termination Date”). High Income 2018 December Target Term (JHA) seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2018 (the “Termination Date”). Under normal market conditions:

•	The Funds invest in at least 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in corporate debt securities.

•	The Funds will invest at least 80% of their managed assets in securities that, at the time of investment, are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Funds will invest in no more than 15% of the Funds’ managed asset in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.

•	The Funds will invest up to 30% of their managed assets in securities of non-U.S. issuers, including up to 20% in emerging market issuers.

•	The Funds may invest up to 10% of their managed assets in non-U.S. dollar denominated securities.

Each Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and currency swaps), options on swaps and other derivative instruments. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of each Fund’s investments or as a substitute for a position in the underlying asset.

Organizational Expenses

Prior to the commencement of operations for High Income December 2019 Target Term (JHD) on May 10, 2016, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,572, by the Adviser, and the recording of the Fund’s organizational expenses ($11,000) and its reimbursement by the Adviser.

44	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

There were no distributions made by High Income December 2019 Target Term (JHD) during the current fiscal period.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	45

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”). approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

46	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Income 2020 Target Term (JHY)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Corporate Bonds*	$—	$164,060,194	$—	$164,060,194
Convertible Bonds*	—	1,940,000	—	1,940,000
Emerging Market Debt and Foreign Corporate Bonds**	—	1,601,250	—	1,601,250
Short-Term Investments:
Repurchase Agreements	—	1,031,671	—	1,031,671
Total	$—	$168,633,115	$—	$168,633,115
High Income December 2019 Target Term (JHD)
Long-Term Investments:
Corporate Bonds*	$—	$318,410,710	$—	$318,410,710
Convertible Bonds*	—	4,651,250	—	4,651,250
Emerging Market Debt and Foreign Corporate Bonds**	—	3,127,500	—	3,127,500
Total	$—	$326,189,460	$—	$326,189,460
High Income December 2018 Target Term (JHA)
Long-Term Investments:
Corporate Bonds*	$—	$367,523,835	$—	$367,523,835
Convertible Bonds*	—	6,649,000	—	6,649,000
Emerging Market Debt and Foreign Corporate Bonds**	—	3,127,500	—	3,127,500
Short-Term Investments:
Repurchase Agreements	—	863,134	—	863,134
Total	$—	$378,163,469	$—	$378,163,469
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for country classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are

NUVEEN	47

Notes to Financial Statements (Unaudited) (continued)

converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities for the Funds were as follows:

High Income 2020 Target Term (JHY)	Value	% of Total Investments
Country:
Canada	$11,402,833	6.8%
Luxembourg	7,418,587	4.4
United Kingdom	5,103,505	3.0
Brazil	4,442,270	2.6
Japan	2,606,608	1.6
Other	13,533,760	8.0
Total non-U.S. securities	$44,507,563	26.4%

High Income December 2019 Target Term (JHD)	Value	% of Total Investments
Country:
Canada	$23,744,490	7.3%
United Kingdom	12,740,674	3.9
Luxembourg	12,071,875	3.7
Netherlands	11,762,882	3.6
Brazil	9,756,200	3.0
Other	23,926,918	7.3
Total non-U.S. securities	$94,003,039	28.8%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

High Income 2020 Target Term (JHY) and High Income December 2018 Target Term (JHA) are authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income 2020 Target Term (JHY)	Fixed Income Clearing Corporation	$1,031,671	$(1,031,671)	$—
High Income December 2018 Target Term (JHA)	Fixed Income Clearing Corporation	863,134	(863,134)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

48	NUVEEN

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal periods were as follows:

	High Income 2020 Target Term (JHY)*		High Income December 2019 Target Term (JHD)**	High Income December 2018 Target Term (JHA)**
	Six Months Ended 6/30/16	For the Period 7/28/15 (commencement of operations) through 12/31/15	For the Period 5/10/16 (commencement of operations) through 6/30/16	Six Months Ended 6/30/16	For the Period 11/12/15 (commencement of operations) through 12/31/15
Shares:
Sold	—	13,650,000	27,040,000	—	29,300,000
Issued to shareholders due to reinvestment of distributions	15,901	6,136	—	5,190	—
Total	15,901	13,656,136	27,040,000	5,190	29,300,000
*	Prior to the commencement of operations, the Adviser purchased 10,180 shares, which are still held as of the end of the reporting period.
**	Prior to the commencement of operations, the Adviser purchased 10,200 shares, which are still held as of the end of the reporting period.

NUVEEN	49

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)	High Income December 2018 Target Term (JHA)
Purchases	$38,555,078	$332,939,821	$134,152,564
Sales and maturities	38,771,584	5,669,375	43,183,533

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)	High Income December 2018 Target Term (JHA)
Cost of investments	$172,525,879	$327,319,970	$373,484,061
Gross unrealized:
Appreciation	$2,518,827	$1,326,050	$6,965,503
Depreciation	(6,411,591)	(2,456,560)	(2,286,095)
Net unrealized appreciation (depreciation) of investments	$(3,892,764)	$(1,130,510)	$4,679,408

As of December 31, 2015, the Funds’ last tax year end, the Funds did not have any permanent differences.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ last tax year end, were as follows:

	High Income 2020 Target Term (JHY)	High Income December 2018 Target Term (JHA)
Undistributed net ordinary income	$—	$1,133,308
Undistributed net long-term capital gains	—	—

50	NUVEEN

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
	High Income 2020 Target Term (JHY)[2]	High Income December 2018 Target Term (JHA)[3]
Distributions from net ordinary income[1]	$3,769,859	$—
Distributions from net long-term capital gains	—	—
Return of capital	123,922	—

[1]      Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

[2]      For the period July 28, 2015 (commencement of operations) through December 31, 2015.

[3]      For the period November 12, 2015 (commencement of operations) through December 31, 2015.

As of December 31 2015, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
High Income 2020 Target Term (JHY)
Capital losses to be carried forward – not subject to expiration	$1,926,056

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating

NUVEEN	51

Notes to Financial Statements (Unaudited) (continued)

rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee for each Fund was 0.1614%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Each Fund has entered into a commitment agreement (“Borrowings”) with Sumitomo Mitsui Banking Corporation (“Sumitomo”) as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)	High Income December 2018 Target Term (JHA)
Maximum commitment amount	$46,500,000	$90,000,000	$95,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)	High Income December 2018 Target Term (JHA)
Outstanding balance on Borrowings	$44,000,000	$65,000,000	$92,000,000

Interest is charged on the outstanding balance on Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed and a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. High Income December 2019 Target Term (JHD) also accrued a one-time upfront fee of 0.10% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	High Income 2020 Target Term (JHY)	High Income December 2019 Target Term (JHD)*	High Income December 2018 Target Term (JHA)
Average daily balance outstanding	$44,000,000	$56,176,471	$82,373,626
Average annual interest rate	1.08%	1.10%	1.08%
*	For the period June 14, 2016 (initial draw on borrowings) through June 30, 2016.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. Subsequent Events

Equity Shelf Programs

During August 2016, High Income 2020 Target Term (JHY) filed an initial registration statement with the Securities Exchange Commission to issue additional shares through a Shelf Offering, which is not yet effective.

52	NUVEEN

Share Repurchase Program

During August 2016, the Funds’ Board of Trustees reauthorized High Income 2020 Target Term (JHY) and authorized both High Income December 2019 Target Term (JHD) and High Income December 2018 Target Term (JHA) to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares as shown in the accompanying table.

	High Income 2020 Target Term JHY	High Income December 2019 Target Term JHD	High Income December 2018 Target Term JHA
Shares authorized for repurchase	1,370,000	2,705,000	2,930,000

Borrowing Arrangements

During August 2016, High Income 2020 Target Term (JHY) renewed its Borrowings with Sumitomo. All terms remain unchanged.

Subsequent to the current fiscal period, High Income December 2019 Term (JHD) increased the outstanding balance on its Borrowings to $90,000,000.

NUVEEN	53

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

JHY intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JHY
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

54	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	55

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

56	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to approve or, after an initial term, to continue, as applicable, the Fund’s advisory arrangements. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nuveen High Income 2020 Target Term Fund (the “2020 Target Term Fund”) is set forth in Part I below. The advisory arrangements for the Nuveen High Income December 2019 Target Term Fund (the “2019 Target Term Fund”) and the Nuveen High Income December 2018 Target Term Fund (the “2018 Target Term Fund”) have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the 2018 Target Term Fund is set forth in such Fund’s annual report for the period ended December 31, 2015. A discussion of the Board’s initial approval of the advisory arrangements for the 2019 Target Term Fund is set forth in Part II below.

I. NUVEEN HIGH INCOME 2020 TARGET TERM FUND

The Board is responsible for overseeing the performance of the investment adviser and sub-adviser to the 2020 Target Term Fund (for purposes of this Part I, the “Fund”) and determining whether to continue the Fund’s advisory agreement (for purposes of this Part I, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (for purposes of this Part I, the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”).Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (for purposes of this Part I, each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment

NUVEEN	57

Annual Investment Management Agreement Approval Process (continued)

team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

58	NUVEEN

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts.The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

NUVEEN	59

Annual Investment Management Agreement Approval Process (continued)

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund was new with a performance history too short to make a meaningful assessment of performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the peer averages.

60	NUVEEN

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, its management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation

NUVEEN	61

Annual Investment Management Agreement Approval Process (continued)

methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

62	NUVEEN

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

II. NUVEEN HIGH INCOME DECEMBER 2019 TARGET TERM FUND

The Board Members are responsible for approving advisory arrangements and, at a meeting held on April 12-13, 2016 (the “April Meeting”), were asked to approve the advisory arrangements for the 2019 Target Term Fund (for purposes of this Part II, the “Fund”). At the April Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the April Meeting, the Independent Board Members had received, in adequate time in advance of the April Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

NUVEEN	63

Annual Investment Management Agreement Approval Process (continued)

At the April Meeting, the Adviser made a presentation to and responded to questions from the Board. During the April Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the April Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services to manage and operate the Fund. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace; setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services; preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged

64	NUVEEN

funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In addition, the Independent Board Members have considered Nuveen’s continued commitment to supporting its closed-end fund product line by providing an extensive investor relations program that encompasses, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, who was generally expected to provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser, including the Nuveen High Income Bond Fund (the “High Income Bond Fund”), a Nuveen open-end fund that employs an investment process similar to that which is expected to be employed by the Fund. In this regard, the Independent Board Members reviewed certain performance information relating to the High Income Bond Fund for various time periods (i.e., 3 months, year-to-date, one year, three years, five years, ten years and since inception) as of February 29, 2016.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board noted the differences between the Fund’s investment strategy and that of the High Income Bond Fund. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund and noted that the proposed management fee structure for the Fund was in-line with certain other recent Nuveen closed-end funds.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and therefore increasing the Adviser’s and the Sub-Adviser’s fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered that the Fund would have a fund-level breakpoint schedule as well as the complex-wide breakpoint schedule (described in further detail below).

NUVEEN	65

Annual Investment Management Agreement Approval Process (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the April Meeting or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub- Adviser. In reviewing the nature of the services provided by the Adviser to the Nuveen funds, including through its affiliated sub-advisers, the Board has considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen affiliated sub- advisers. The Board has also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information at the April Meeting or at prior meetings, the Independent Board Members have also reviewed information regarding the differences between the Nuveen funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser was expected to provide the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser would essentially provide the portfolio management services. In general, the Board has noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members have considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees at the April Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting or at prior meetings, the Independent Board Members have reviewed, among other things, the adjusted operating margins for Nuveen, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members have also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser. In reviewing the profitability data, the Independent Board Members have noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. At the April Meeting or at prior meetings, the Independent Board Members have reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members have also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with

66	NUVEEN

comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members have noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, have recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members have noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members have determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members have noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members have also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers to the Nuveen funds, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members have also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the acquisition of Nuveen by TIAA-CREF in 2014.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members have determined that the Adviser’s and the Sub-Adviser’s level of profitability is reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, taking into account that there would be fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of

NUVEEN	67

Annual Investment Management Agreement Approval Process (continued)

Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the April Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in an initial public offering of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

68	NUVEEN

Notes

NUVEEN	69

Notes

70	NUVEEN

Notes

NUVEEN	71

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-N-0616D        18674-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen High Income 2020 Target Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016